UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2012

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)
10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)
(502) 426-4800 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 20, 2012, NTS Mortgage Income Fund (the “Fund”) executed a promissory in favor of NTS Development Company (“NTS Development”) in the principal sum of $12,003.01 evidencing additional advances or loans made by NTS Development to the Fund during February 2012 for payroll billings and overhead fees.

In addition to the note mentioned above, NTS/Virginia Development Company (“NTS/VA”), a wholly-owned subsidiary of the Fund, executed a promissory note in favor of Residential Management Company (“Residential”) in the principal amount of $34,457.39 to evidence advances made by Residential for payroll billings and overhead fees in connection with the development and operation of Fawn Lake during February 2012.

NTS/VA also executed a promissory in favor of NTS Financial Partnership (“NTS Financial”) in the principal amount of $37,151.59 to evidence advances made by NTS Financial in connection with the development and operation of Fawn Lake during January – February 2012.

All of the new promissory notes described above have a maturity date of April 30, 2012 and contain substantially the same terms and conditions as notes previously issued by the Fund and its affiliates in return for advances from NTS Development, Residential and NTS Financial.

The Fund still anticipates the orderly completion of the Fund’s liquidation by the April 30, 2012 deadline given by the Delaware Court of Chancery.  In the event the NTS Offer, previously disclosed on Form 8-K on December 7, 2011 (which would relieve the Fund of its obligations under the promissory notes) does not proceed to closing, or there is a change in its terms affecting the promissory notes, the Fund would intend to seek an extension of the maturity dates of the promissory notes or refinance the unpaid balance of the promissory notes.

Copies of the newly executed promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Promissory Note dated as of February 20, 2012, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.2	Promissory Note dated as of February 20, 2012, made by NTS/Virginia Development Company payable to Residential Management Company
	10.3	Promissory Note dated as of February 20, 2012, made by NTS/Virginia Development Company payable to NTS Financial Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	February 21, 2012

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